EXECUTION VERSION
SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED
RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT

This SECOND AMENDMENT to FIFTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 30, 2023, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), TD SYNNEX CORPORATION (“TD Synnex”), individually and in its capacity as servicer (in such capacity, the “Servicer”), the MANAGING AGENTS, COMMITTED LENDERS and DISCRETIONARY LENDERS listed on the signature pages hereto, and THE TORONTO-DOMINION BANK, as administrative agent (the “Administrative Agent”).

RECITALS

A.WHEREAS, the Borrower, the Servicer, the Administrative Agent and each of the Managing Agents, Committed Lenders and Discretionary Lenders party thereto are parties to that certain Fifth Amended and Restated Receivables Funding and Administration Agreement, dated as of December 22, 2021 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”); and

B.WHEREAS, the Borrower, the Administrative Agent, the Servicer and each of the Managing Agents and Lenders desire to amend and modify certain terms of the RFA as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Certain Defined Terms. Capitalized terms that are used herein without definition shall have the same meanings herein as in Annex X to the RFA.

2.Amendments to the RFA. Effective as of the date hereof, the parties hereto hereby agree that the RFA is hereby amended as follows:
(a)Section 8.01(t)(iv) of the RFA is hereby amended by replacing the phrase “52.5 days” where it appears therein with the phrase “55 days”.
(b)The form of Monthly Report attached to Annex 5.02(a) to the RFA is hereby deleted in its entirety and replaced with the form of Monthly Report attached hereto as Exhibit B.
3.Representations and Warranties. Each of the Borrower and the Servicer represents and warrants, for itself, as of the date hereof, as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
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(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.
(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to such Person.
(e)Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower and the Servicer set forth in the RFA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date), (ii) no Termination Event, Incipient Termination Event, Servicer Termination Event or Incipient Servicer Termination Event shall have occurred and be continuing, (iii) no Funding Excess exists and (iv) the Facility Termination Date has not occurred.
4.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA shall be deemed to be references to the RFA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA other than as set forth herein.
5.Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.
6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered (including by facsimile or electronic mail), will be deemed an original and all of which shall together constitute one and the same instrument.
7.Governing Law. THIS AMENDMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
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SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT IN THE BORROWER COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
8.Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
9.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or any provision hereof or thereof.
10.Related Document. This Amendment is a Related Document and all references to a “Related Document” in the RFA and the other Related Documents (including, without limitation, all such references in the representations and warranties in the RFA and the other Related Documents) shall be deemed to include this Amendment.
11.Reaffirmation of Originator Support Agreement. After giving effect to this Amendment and each of the other transactions contemplated hereby, all of the provisions of the Originator Support Agreement shall remain in full force and effect and Parent hereby ratifies and affirms the Originator Support Agreement and acknowledges that the Originator Support Agreement has continued and shall continue in full force and effect in accordance with its terms.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
SIT FUNDING CORPORATION,
as the Borrower

By:     /s/ Scott Walker
    Name: Scott Walker
    Title: Treasurer

TD SYNNEX CORPORATION, individually and
as Servicer and as Parent

By:     /s/ Scott Walker
    Name: Scott Walker
    Title: Treasurer

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

                        MUFG LENDER GROUP:

MUFG BANK, LTD., as Administrator for Victory Receivables Corporation, as Managing Agent for the MUFG Lender Group and as the MUFG Committed Lender

By:     /s/ Eric Williams
    Name: Eric Williams
    Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as the MUFG Discretionary Lender

By:     /s/ Kevin J. Corrigan
    Name: Kevin J. Corrigan
    Title: Vice President

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

BNS LENDER GROUP:

THE BANK OF NOVA SCOTIA,
as Administrator for Liberty Street Funding LLC, as Managing Agent for the BNS Lender Group and as the BNS Committed Lender

By:     /s/ Nick Mantas
    Name: Nick Mantas
    Title: Director

LIBERTY STREET FUNDING LLC,
as the BNS Discretionary Lender

By:     /s/ Kevin J. Corrigan
    Name: Kevin J. Corrigan
    Title: Vice President

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

                        SMBC LENDER GROUP:

SMBC NIKKO SECURITIES AMERICA, INC., as Administrator for Manhattan Asset Funding Company LLC and as Managing Agent for the SMBC Lender Group

By:     /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as the SMBC Discretionary Lender

By: MAF Receivables Corp., its Sole Member

By:     /s/ Irina Khaimova
    Name: Irina Khaimova
    Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as the SMBC Committed Lender

By:     /s/ Irlen Mak
    Name: Irlen Mak
    Title: Director

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

BANA LENDER GROUP:

BANK OF AMERICA, N.A., as Managing Agent for the BANA Lender Group and as the BANA Committed Lender

By:     /s/ Chris Haynes
    Name: Chris Haynes
    Title: Senior Vice President

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

WELLS LENDER GROUP:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agent for the Wells Lender Group and as the Wells Committed Lender

By:     /s/ Ryan C. Tozier
    Name: Ryan C. Tozier
    Title: Managing Director

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

TD LENDER GROUP:

THE TORONTO-DOMINION BANK,
as Administrator for Reliant Trust, as Managing Agent for the TD Lender Group and as the TD Committed Lender

By:     /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as the TD Discretionary Lender

By:     /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

ADMINISTRATIVE AGENT:

THE TORONTO-DOMINION BANK, as Administrative Agent

By:     /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

CRÉDIT AGRICOLE LENDER GROUP:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Administrator for Atlantic Asset Securitization LLC, as Managing Agent for the Crédit Agricole Lender Group and as the Crédit Agricole Committed Lender

By:     /s/ David R. Nuñez
    Name: David R. Nuñez
    Title: Director

By:     /s/ Richard McBride
    Name: Richard McBride
    Title: Director

ATLANTIC ASSET SECURITIZATION LLC,
as the Crédit Agricole Discretionary Lender

By: Crédit Agricole Corporate and Investment Bank, as Attorney-in-fact

By:     /s/ David R. Nuñez
    Name: David R. Nuñez
    Title: Director

By:     /s/ Richard McBride
    Name: Richard McBride
    Title: Director

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

PNC LENDER GROUP:

PNC BANK, NATIONAL ASSOCIATION, as Managing Agent for the PNC Lender Group and as the PNC Committed Lender

By:     /s/ Christopher Blaney
    Name: Christopher Blaney
    Title: Senior Vice President

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

                        MIZUHO LENDER GROUP:

MIZUHO BANK, LTD., as Managing Agent for the Mizuho Lender Group and as the Mizuho Committed Lender

By:     /s/ Richard A. Burke
    Name: Richard A. Burke
    Title: Managing Director

Second Amendment to Fifth Amended and Restated
Receivables Funding and Administration Agreement

Exhibit B

Form of Monthly Report

[Attached]